SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of

                   the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):

                               May 16, 1995



                         FOODBRANDS AMERICA, INC.
         (Exact name of registrant as specified in its charter)



     DELAWARE            0-20499             13-2535513
     (State or other          (Commission              (IRS
Employer
     Jurisdiction of               File Number)
Identification
     Incorporation)                          Number)


                     2601 N.W. Expressway, Suite 1000W
                       Oklahoma City, Oklahoma 73112
           (Address of principal executive office)  (Zip Code)


     Registrant's telephone number including area code (405)
879-5500

Item 5.   Other Events.

     On May 16, 1995, Doskocil Companies Incorporated, a Delaware corporation
("Doskocil"), was merged with and into Foodbrands America, Inc., a Delaware corporation
("Foodbrands"), formerly known as New Doskocil Incorporated ("New Doskocil"), pursuant to the Merger Agreement dated as of March 24, 1995, by and between Doskocil and New Doskocil
(the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Foodbrands as the surviving corporation, and each share of Doskocil common stock, par value $.01 per share, was converted into the right to receive an equivalent share of Foodbrands common stock, par value
$.01 per share. In addition, each warrant or other right to purchase or receive Doskocil common stock was converted into a similar warrant or other right to acquire Foodbrands common stock.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FOODBRANDS AMERICA, INC.


                                   By:

                                        William L. Brady
                                        Vice President and
                                        Controller

Date:     May 24, 1995